CUSIP 487-736-AB6

                          KELLEY OIL & GAS CORPORATION

                             LETTER OF TRANSMITTAL
                                 TO TENDER ITS
                 7 7/8% CONVERTIBLE SUBORDINATED NOTES DUE 1999
                       PURSUANT TO THE OFFER TO PURCHASE

                             DATED APRIL 19, 1999.

THE OFFER WILL EXPIRE AT 12:01 A.M., NEW YORK CITY TIME, ON SATURDAY, MAY 15, 1999 UNLESS EXTENDED (SUCH DATE, AS THE SAME MAY BE EXTENDED, THE "EXPIRATION DATE"). HOLDERS OF NOTES (AS DEFINED BELOW) MUST VALIDLY TENDER THEIR NOTES ON OR PRIOR TO THE EXPIRATION DATE IN ORDER FOR THEIR NOTES TO BE PURCHASED PURSUANT TO THIS OFFER. TENDERED NOTES MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE.

                        The Depositary for the Offer is:

                  Norwest Bank Minnesota, National Association

       BY REGISTERED OR               BY HAND DELIVERY OR                 IN PERSON:
        CERTIFIED MAIL:                OVERNIGHT COURIER

    Norwest Bank Minnesota          Norwest Bank Minnesota,         Norwest Bank Minnesota,
     National Association            National Association            National Association
  Corporate Trust Operations      Corporate Trust Operations         Northstar East Bldg.
         P.O. Box 1517                  Norwest Center                  608 2nd Ave. S.
  Minneapolis, MN 55480-1517          Sixth and Marquette                 12th Floor
                                  Minneapolis, MN 55479-0113       Corporate Trust Services
                                                                  Minneapolis, MN 55479-0113

                                 BY FACSIMILE:

                                 (612) 667-4927

                              CONFIRM BY TELEPHONE

                                 (612) 667-9764

                           The Information Agent is:
                             D.F. King & Co., Inc.
                                77 Water Street
                            New York, New York 10005

                       Bankers and Brokers Call Collect:
                                 (212) 269-5550
                                       or
                           All Others Call Toll-Free:
                                 (800) 488-8095

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     The undersigned acknowledges that he or she has received the Offer to Purchase dated April 19, 1999 (the "Offer to Purchase"), of Kelley Oil & Gas Corporation (the "Company") and this Letter of Transmittal (the "Letter of Transmittal"), which together constitute the Company's offer (the "Offer") to purchase up to $34.1 million aggregate principal amount of the Company's 7 7/8% Convertible Subordinated Notes due 1999 (the "Notes") for $590 per $1,000 principal amount of Notes tendered (the "Purchase Price"), plus accrued and unpaid interest up to the payment date. The term "Expiration Date" shall mean 12:01 a.m. New York City time, on Saturday, May 15, 1999, unless the Offer is extended as provided in the Offer to Purchase, in which case the term "Expiration Date" shall mean the latest date and time to which the Offer is extended. Capitalized terms used but not defined herein shall have the same meaning given them in the Offer to Purchase.

     The Letter of Transmittal is to be completed by holders of Notes either (i) if the Notes are forwarded herewith or (ii) if tender of Notes is to be made by book-entry transfer to an account maintained by Norwest Bank Minnesota, National Association (the "Depositary") at The Depository Trust Company ("DTC") pursuant to the procedures set forth in "The Offer--Procedures for Tendering Securities" in the Offer to Purchase.

     Holders of Notes whose certificates (the "Certificates") for such Notes are not immediately available or who cannot deliver their Certificates and all other required documents to the Depositary prior to 12:01 a.m., New York City time, on the Expiration Date or who cannot complete the procedures for book-entry transfer prior to such time on the Expiration Date must tender their Notes according to the guaranteed delivery procedures set forth in "The Offer--Procedures for Tendering Securities--Guaranteed Delivery" in the Offer to Purchase. See Instruction 1.

     Delivery of documents to DTC does not constitute delivery to Depositary.

     THE OFFER IS NOT BEING MADE TO (NOR WILL TENDERS OF NOTES BE ACCEPTED FROM OR ON BEHALF OF) HOLDERS IN ANY JURISDICTION IN WHICH THE MAKING OR ACCEPTANCE OF THE OFFER OR SOLICITATION WOULD NOT BE IN COMPLIANCE WITH THE LAWS OF SUCH JURISDICTION.

     The term "Holder" with respect to the Offer means any person in whose name Notes are registered on the books of the Company or any other person who has obtained a properly completed bond power from the registered holder. The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Offer. Holders who wish to tender their Notes must complete this Letter of Transmittal in its entirety.

            PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY
                  BEFORE COMPLETING THIS LETTER OF TRANSMITTAL

                    ALL TENDERING HOLDERS COMPLETE THIS BOX

                   DESCRIPTION OF OUTSTANDING NOTES TENDERED

 ----------------------------------------------------------------------------------------------------------------------
                                       DESCRIPTION OF OUTSTANDING NOTES TENDERED
 ----------------------------------------------------------------------------------------------------------------------
   NAME AND ADDRESS OF                           OUTSTANDING NOTES
    REGISTERED HOLDER                            TENDERED (ATTACH    PRINCIPAL AMOUNT OF       NUMBER OF BENEFICIAL
   (PLEASE FILL IN IF                             ADDITIONAL LIST     OUTSTANDING NOTES          HOLDERS FOR WHOM
          BLANK)          CERTIFICATE NUMBERS*     IF NECESSARY)     (IF LESS THAN ALL)**   OUTSTANDING NOTES ARE HELD
 ----------------------------------------------------------------------------------------------------------------------
                                                                     $
 ----------------------------------------------------------------------------------------------------------------------
                                                                     $
 ----------------------------------------------------------------------------------------------------------------------
                                                                     $
 ----------------------------------------------------------------------------------------------------------------------
 Total Amount Tendered:                                              $
 ----------------------------------------------------------------------------------------------------------------------
                                     * Need not be completed by book-entry holders.
               ** Notes must be tendered in integral multiples of $1,000. All Notes held shall be deemed tendered unless a lesser number is specified in this column.
 ----------------------------------------------------------------------------------------------------------------------

           (BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTITUTIONS ONLY)

     [ ] CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH DTC AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN DTC MAY DELIVER NOTES BY BOOK-ENTRY TRANSFER (SEE INSTRUCTION 1)):

          Name of Tendering Institution:
                                        ----------------------------------------
          DTC Account Number:
                             ---------------------------------------------------
          Transaction Code Number:
                                  ----------------------------------------------

     [ ] CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING (SEE INSTRUCTION 5):

          Name of Registered Holder(s):
                                       -----------------------------------------
          Window Ticket Number (if any):
                                        ----------------------------------------
          Date of Execution of Notice of Guaranteed Delivery:
                                                             -------------------
          Name of Institution which executed the notice of Guaranteed Delivery:

          ----------------------------------------------------------------------
          If Guaranteed Delivery is to be made by Book-Entry Transfer:
                                                                      ----------
          Name of Tendering Institution:
                                        ----------------------------------------
          DTC Account Number:
                             ---------------------------------------------------
          Transaction Code Number:
                                  ----------------------------------------------

Ladies and Gentlemen:

     The undersigned hereby tenders to the Company the above described aggregate principal amount of Notes in exchange for payment of the Purchase Price in cash.

     Subject to and effective upon the acceptance for purchase of all or any portion of the Notes tendered herewith in accordance with the terms and conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns, transfers and conveys to the order of the Company, all right, title and interest in and to such Notes as are being tendered herewith. The undersigned hereby irrevocably constitutes and appoints the Depositary as its agent and attorney-in-fact (with full knowledge that the Depositary is also acting as agent of the Company in connection with the Offer) with respect to the tendered Notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), subject only to the right of withdrawal described in the Offer to Purchase, to (i) deliver Certificates for Notes together with all accompanying evidence of transfer and authenticity to, or upon the order of the Company, upon receipt by the Depositary, as the undersigned's agent, of the Purchase Price to be paid in cash as payment for the Notes, (ii) present Certificates for such Notes for transfer, and to transfer the Notes on the books of the Company, and (iii) receive for the account of the Company all benefits and otherwise exercise all rights of beneficial ownership of such Purchase Price, all in accordance with the terms and conditions of the Offer to Purchase.

     THE UNDERSIGNED HEREBY REPRESENTS AND WARRANTS THAT THE UNDERSIGNED HAS FULL POWER AND AUTHORITY TO TENDER, SELL, ASSIGN, TRANSFER AND CONVEY THE NOTES TENDERED HEREBY AND THAT, WHEN THE SAME ARE ACCEPTED FOR PURCHASE, THE COMPANY WILL ACQUIRE GOOD, MARKETABLE AND UNENCUMBERED TITLE THERETO, FREE AND CLEAR OF ALL LIENS, RESTRICTIONS, CHARGES AND ENCUMBRANCES, AND THAT THE NOTES TENDERED HEREBY ARE NOT SUBJECT TO ANY ADVERSE CLAIMS OR PROXIES. THE UNDERSIGNED WILL, UPON REQUEST, EXECUTE AND DELIVER ANY ADDITIONAL DOCUMENTS DEEMED BY THE COMPANY OR THE DEPOSITARY TO BE NECESSARY OR DESIRABLE TO COMPLETE THE SALE, ASSIGNMENT, TRANSFER AND CONVEYANCE OF THE NOTES TENDERED HEREBY. THE UNDERSIGNED HAS READ AND AGREES TO ALL OF THE TERMS OF THE OFFER TO PURCHASE.

     The name(s) and address(es) of the registered holder(s) of the Notes tendered hereby should be printed above, if they are not already set forth above, as they appear on the Certificates representing such Notes. The Certificate number(s) and the Notes that the undersigned wishes to tender should be indicated in the appropriate boxes above.

     If any tendered Notes are not purchased pursuant to the Offer for any reason, or if Certificates are submitted for more Notes than are tendered or accepted for purchase, Certificates for such nonexchanged or nontendered Notes will be returned (or, in the case of Notes tendered by book-entry transfer, such Notes will be credited to an account maintained at DTC) without expense to the tendering Holder, as soon as practicable following the withdrawal or rejection of tender or the expiration or termination of the Offer.

     The undersigned understands that tender of Notes pursuant to any one of the procedures described in "The Offer--Procedures for Tendering Securities" in the Offer to Purchase and in this Letter of Transmittal, and the Company's acceptance for purchase of such tendered Notes, will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer. The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, the Company may not be required to accept for purchase any of the Notes tendered hereby.

     Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, the undersigned hereby directs that any Notes representing principal amounts not tendered or accepted for purchase to be issued in the name(s) of the undersigned (or, in the case of Notes tendered by book-entry transfer, by credit to the account at DTC), and that the Purchase Price be paid to the order of the name of the undersigned. Similarly, unless otherwise indicated herein in the box entitled "Special Delivery Instructions," the undersigned hereby directs that any Notes representing principal amounts not tendered or not accepted for purchase and the Purchase Price be delivered to the undersigned at the address shown below the undersigned's signature(s). In the event that the "Special Issuance Instructions" box or the "Special Delivery Instructions" box is, or both are, completed, the undersigned hereby requests that any Notes representing principal amounts not tendered or not accepted for purchase to be issued in the name(s) of, certificates for such Notes to be delivered to, and the Purchase Price be delivered to, the person(s) at the address(es) so indicated, as applicable. The undersigned recognizes that the Company has no obligation pursuant to the "Special Issuance Instructions" box or "Special Delivery Instructions" box to transfer any Notes from the name of the registered holder(s) thereof if the Company does not accept for purchase any of the principal amount of such Notes so tendered.

     Holders of Notes whose Notes are accepted for purchase will not receive accrued interest on such Notes for any period from and after the purchase of such Notes pursuant to this Offer.

     Except as stated in the Offer to Purchase, this tender is irrevocable.

                              HOLDER(S) SIGN HERE
                         (SEE INSTRUCTIONS 2, 5 AND 6)
                (PLEASE COMPLETE SUBSTITUTE FORM W-9 ON PAGE 14)
      (NOTE: SIGNATURE(S) MUST BE GUARANTEED IF REQUIRED BY INSTRUCTION 2)

    Must be signed by registered holder(s) exactly as name(s) appear(s) on Certificate(s) for the Notes hereby tendered or on a security position listing, or by any person(s) authorized to become the registered holder(s) by endorsements and documents transmitted herewith (including such opinions of counsel, certifications and other information as may be required by the Company for the Notes to comply with the restrictions on transfer applicable to the Notes). If signature is by an attorney-in-fact, trustee, officer of a corporation or another acting in a fiduciary capacity or representative capacity, please set forth the signer's full title. See Instruction 5.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          (SIGNATURE(S) OF HOLDER(S))
Dated
     ----------------------------------------, 1999
Name(s):
        ------------------------------------------------------------------------
                                     (PLEASE PRINT)
Capacity (full title):
                      ----------------------------------------------------------
Address:
        ------------------------------------------------------------------------

        ------------------------------------------------------------------------

        ------------------------------------------------------------------------
                                  (INCLUDE ZIP CODE)
Area Code and Telephone Number:
                               -------------------------------------------------
Tax Identification or Social Security Number:
                                             -----------------------------------

                           GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 2 AND 5)

--------------------------------------------------------------------------------
                             (AUTHORIZED SIGNATURE)
Dated
     ----------------------------------------, 1999
Name of Firm:
             -------------------------------------------------------------------
                                      (PLEASE PRINT)
Capacity (full title):
                      ----------------------------------------------------------
Address:
        ------------------------------------------------------------------------

        ------------------------------------------------------------------------

        ------------------------------------------------------------------------
                                  (INCLUDE ZIP CODE)
Area Code and Telephone Number:
                               -------------------------------------------------

                         SPECIAL ISSUANCE INSTRUCTIONS
                         (SEE INSTRUCTIONS 2, 5 AND 6)

     To be completed ONLY if certificates for Notes in a principal amount not tendered or not accepted for payment and/or the Purchase Price are to be issued in the name of someone other than the registered holder of the Notes whose name(s) appear(s) above, or if Notes are to be returned by credit to an account maintained by DTC.

Issue

[ ]   Purchase Price and/or

[ ]   Notes not tendered

to:

Name(s):
        ------------------------------------------------------------------------
Address:
        ------------------------------------------------------------------------

        ------------------------------------------------------------------------

        ------------------------------------------------------------------------
                                  (INCLUDE ZIP CODE)

Area Code and Telephone Number:
                               -------------------------------------------------
Tax Identification or Social Security Number(s):
                                                --------------------------------
Credit unaccepted Notes tendered by book-entry transfer to the following account at DTC:
       -------------------------------------------------------------------------

       -------------------------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                         (SEE INSTRUCTIONS 2, 5 AND 6)

     To be completed ONLY if Certificates for Notes in a principal amount not tendered or not accepted for payment and/or the check for the Purchase Price are to be sent to someone other than the registered holder of the Notes whose name(s) appear(s) above, or to such registered holder(s) at an address other than that shown above.

Mail

[ ]   Purchase Price and/or

[ ]   Notes not tendered

to:

Name(s):
        -----------------------------------------------------------------------
Address:
        -----------------------------------------------------------------------

        -----------------------------------------------------------------------

        -----------------------------------------------------------------------
                                  (INCLUDE ZIP CODE)

Area Code and Telephone Number:
                               -------------------------------------------------

Tax Identification or Social Security Number(s):
                                                --------------------------------

(you must also complete Substitute Form W-9 below). Requires Signature
Guarantee.

                                  INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES, GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be completed either if (a) Certificates are forwarded herewith or (b) tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in "The Offer--Procedures for Tendering Securities" in the Offer to Purchase. Certificates for Notes being tendered, or timely confirmation of a book-entry transfer of such Notes into the Depositary's account at DTC, as well as this Letter of Transmittal (or a facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Depositary at its address set forth herein prior to 12:01 a.m., New York City time, on the Expiration Date. Notes must be tendered in integral multiples of $1,000.

     Holders who wish to tender their Notes and (i) whose Notes are not immediately available or (ii) who cannot deliver their Notes, this Letter of Transmittal or any other required documents to the Depositary prior to 12:01 a.m., New York City time, on the Expiration Date or (iii) who cannot complete the procedures for delivery by book-entry transfer prior to the Expiration Date may tender their Notes by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in "The Offer--Procedures for Tendering Securities--Guaranteed Delivery" in the Offer to Purchase. Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution (as defined below); (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Company, must be received by the Depositary prior to 12:01 a.m., New York City time, on the Expiration Date; and (iii) the Certificates (or a confirmation of book-entry transfer of such Notes into the Depositary's account at the Book-Entry Transfer Facility (as defined in the Offer to Purchase)) representing all tendered Notes, in proper form for transfer, together with a Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Depositary within three New York Stock Exchange trading days after the date the Depositary receives such Notice of Guaranteed Delivery, all as provided in "The Offer--Procedures for Tendering Securities--Guaranteed Delivery" in the Offer to Purchase.

     The Notice of Guaranteed Delivery may be delivered by hand or transmitted by facsimile or mail to the Depositary and must include a guarantee by an Eligible Institution in the form set forth in such notice. As used herein and in the Offer to Purchase, "Eligible Institution" means a firm or other entity identified as an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Exchange Act, including (as such terms are defined therein)
(i) a bank; (ii) a broker, dealer, municipal securities broker or dealer or government securities broker or dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or
(v) a savings association that is a participant in a securities transfer association.

     THE METHOD OF DELIVERY OF CERTIFICATES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND SOLE RISK OF THE TENDERING HOLDER AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, OR OVERNIGHT DELIVERY SERVICE IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     The Company will not accept any alternative, conditional or contingent tenders. Each tendering holder, by execution of a Letter of Transmittal (or facsimile thereof), waives any right to receive any notice of the acceptance of such tender.

     2. GUARANTEE OF SIGNATURES. No signature guarantee on this Letter of Transmittal is required if:

          (i) this Letter of Transmittal is signed by the registered holder (which term, for purposes of this document, shall include any participant in DTC whose name appears on a security position listing as the owner of the Notes) of Notes tendered herewith, unless such holder has completed either the box entitled "Special Registration Instructions" or the box entitled "Special Delivery Instructions" above, or

          (ii) such Notes are tendered for the account of a firm that is an Eligible Institution.

     In all other cases, an Eligible Institution must guarantee the signature(s) on this Letter of Transmittal. See Instruction 5.

     3. INADEQUATE SPACE. If the space provided in the box captioned "Description of Notes Outstanding Tendered" is inadequate, the Certificate number(s) and/or the principal amount of Notes and any other required information should be listed on a separate signed schedule which is attached to this Letter of Transmittal.

     4. PARTIAL TENDERS AND WITHDRAWAL RIGHTS. Tenders of Notes will be accepted only in integral multiples of $1,000. If less than all the Notes evidenced by any Certificate submitted are to be tendered, fill in the principal amount of Notes that are to be tendered in the box entitled "Principal Amount of Outstanding Notes (if less than all)." In such case, the holder will receive new Certificate(s) for the remainder of the Notes promptly after the Expiration Date. All Notes represented by Certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

     Except as otherwise provided herein, tenders of Notes may be withdrawn at any time prior to 12:01 a.m., New York City time, on the Expiration Date. In order for a withdrawal to be effective on or prior to that time, a written or facsimile transmission of such notice of withdrawal must be timely received by the Depositary at one of its addresses set forth above or in the Offer to Purchase prior to 12:01 a.m., New York City time, on the Expiration Date. Any such notice of withdrawal must (i) specify the name of the person having deposited the Notes to be withdrawn (the "Depositor"), (ii) identify the Notes to be withdrawn (including the certificate number(s) and principal amount of such Notes, or, in the case of Notes transferred by book-entry transfer, the name and number of the account at the Book-Entry Transfer Facility to be credited), (iii) be signed by the Holder in the same manner as the original signature on the Letter of Transmittal by which such Notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the Trustee with respect to the Notes register the transfer of such Notes into the name of the person withdrawing the tender, (iv) specify the name in which any such Notes are to be registered, if different from that of the Depositor and (v) if applicable because the Notes have been tendered pursuant to book-entry procedures, specify the name and number of the participant's account at DTC to be credited, if different from that of the Depositor. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company, whose determination shall be final and binding on all parties. Any Notes so withdrawn will be deemed not to have been validly tendered for purposes of the Offer and the Purchase Price will not be paid with respect thereto unless the Notes so withdrawn are validly tendered. Properly withdrawn Notes may be retendered by following one of the procedures described in "The Offer--Procedures for Tendering Securities" in the Offer to Purchase at any time prior to the Expiration Date.

     All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by the Company, in its sole discretion, whose determination shall be final and binding on all parties. The Company, any affiliates or assigns of the Company, the Depositary, the Information Agent or any other person shall not be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give any such notification. Any Notes which have been tendered but which are withdrawn will be returned to the holder thereof without cost to such holder as soon as practicable after withdrawal, rejection of tender or termination of the Offer.

     5. SIGNATURES ON LETTER OF TRANSMITTAL, ASSIGNMENTS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Notes tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the Certificate(s) without alteration, enlargement or any change whatsoever.

     If any of the Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any tendered Notes are registered in different name(s) on several Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are different registrations of Certificates.

     If this Letter of Transmittal or any Certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such person should so indicate when signing and, unless waived by the Company, evidence satisfactory to the Company, in its sole discretion, of their authority to so act must be submitted with this Letter of Transmittal.

     When this Letter of Transmittal is signed by the registered owner(s) of the Notes listed and transmitted hereby, no endorsement(s) of Certificate(s) or separate bond power(s) are required unless the Purchase Price is to be paid in the name of a person other than the registered holder(s). Signature(s) on such Certificate(s) or bond power(s) must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Notes listed, the Certificates must be endorsed or accompanied by appropriate bond powers, signed by the registered owner(s) exactly as the name or names of the registered owner(s) appear(s) on the Certificates, and also must be accompanied by such opinions of counsel, certifications and other information as the Company or the Trustee for the Notes may require in accordance with the restrictions on transfer applicable to the Notes. Signatures on such Certificates or bond powers must be guaranteed by an Eligible Institution.

     If tendered Notes are registered in the name of the signer of the Letter of Transmittal and the Purchase Price is to be paid (and any untendered Notes are to be reissued) in the name of the registered holder (including any participant in The Depository Trust Company (also referred to as a book-entry facility) whose name appears on a security listing as the owner of Notes), the signature of such signer need not be guaranteed. In any other case, the tendered Notes must be endorsed or accompanied by written instruments of transfer in form satisfactory to the Company and duly executed by the registered holder and the signature on the endorsement or instrument of transfer must be guaranteed by a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" as defined by Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended.

     6. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. Except as set forth in this Instruction 6, the Company will pay all transfer taxes, if any, applicable to the purchase of the Notes pursuant to the Offer. If the Purchase Price is to be paid in the name of a person other than the signer of this Letter of Transmittal, or if the Purchase Price is to be sent to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Certificates for Notes not exchanged will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated above maintained at DTC. See Instruction 4.

     7. IRREGULARITIES. The Company will determine, in its sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt), acceptance and withdrawal of tendered Notes, which determination shall be final and binding on all parties. The Company reserves the absolute right to reject any and all tenders determined by it not to be in proper form or the acceptance of which, or purchase for, may, in the view of counsel to the Company, be unlawful. The Company also reserves the absolute right, subject to applicable law, to waive any of the conditions of the Offer set forth in the Offer to Purchase under "The Offer--Certain Conditions of the Offer" or defects, irregularities or conditions of tender as to particular Notes, whether or not similar conditions or irregularities are waived in the case of other holders. The Company's interpretation of the terms and conditions of the Offer (including this Letter of Transmittal and the instructions hereto) will be final and binding on all parties. No tender of Notes will be deemed to have been validly made until all irregularities with respect to such tender have been waived or cured within such time as the Company shall determine. Although the Company intends to notify Holders of defects or irregularities with respect to tenders of Notes, neither the Company, any affiliate or assign of the Company or the Depositary or Information Agent nor any person shall be under any duty to give notification of any irregularities in tenders or incur any liability for failure to give such notification. Any Notes received by the

Depositary that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Depositary to the tendering Holders as soon as practicable following the Expiration Date.

     8. QUESTIONS, REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES. Questions and requests for assistance may be directed to the Depositary or Information Agent at their addresses and telephone numbers set forth on the front of this Letter of Transmittal. Additional copies of the Offer to Purchase, the Notice of Guaranteed Delivery and the Letter of Transmittal may be obtained from the Depositary or Information Agent or from your broker, dealer, commercial bank, trust company or other nominee.

     9. 31% BACKUP WITHHOLDING, SUBSTITUTE FORM W-9. Under the U.S. Federal income tax law, a Holder whose tendered Notes are accepted for payment is required to provide the Depositary (as payor) with such Holder's correct taxpayer identification number ("TIN") on the Substitute Form W-9 below. If the payor is not provided with the correct TIN, the Internal Revenue Service (the "IRS") may subject the Holder or the payee to a $50 penalty. In addition, interest payments to such Holders or other payees with respect to Notes purchased pursuant to the Offer may be subject to 31% backup withholding.

     The box in Part 3 of Substitute Form W-9 may be checked if the tendering Holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the Holder or other payee must also complete the certifications in Part 2 and the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the payor will withhold 31% of all reportable payments made to the payee 7 days following receipt by the payor of the Certificate of Awaiting Taxpayer Identification Number and prior to the time a properly certified TIN is provided to the payor.

     The Holder is required to give the payor the TIN (e.g., social security number or employer identification number) of the person or entity that will be the registered owner of Notes. If the Notes are to be registered in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

     Certain Holders (including, among others, corporations, financial institutions and certain foreign persons) may not be subject to these backup withholding and reporting requirements. Such Holders should nevertheless complete the Substitute Form W-9 below, and write "exempt" on the face thereof, to avoid possible erroneous backup withholding. A foreign person may qualify as an exempt recipient by submitting a properly completed IRS Form W-8, signed under penalties of perjury, attesting to that Holder's exempt status. Please consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which Holders are exempt from backup withholding.

     If backup withholding applies, the Depositary is required to withhold 31% of any consideration paid to the owner or other payee. Backup withholding is not an additional U.S. Federal income tax. Rather, the U.S. Federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be applied for.

     10. LOST, DESTROYED OR STOLEN CERTIFICATES. If any Certificate(s) representing Notes have been lost, destroyed or stolen, the holder should promptly notify the Depositary. The holder will then be instructed by the Depositary as to the steps that must be taken in order to replace the Certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Certificate(s) have been followed.

     11. SECURITY TRANSFER TAXES. Holders who tender their Notes for purchase will not be obligated to pay any transfer taxes in connection therewith. If, however, certificates representing the Notes for the principal amounts not tendered or accepted for purchase are to be delivered to, or are to be issued in the name of, any person other than the person signing the Letter of Transmittal, or if a transfer tax is imposed for any reason other than the purchase of Notes in connection with the Offer, then the amount of any such transfer tax (whether imposed on the registered holder or any other person) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

     12. CONFLICTS. In the event of any conflict between the terms of the Offer to Purchase and the terms of this Letter of Transmittal, the terms of the Offer to Purchase will control.

     IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE THEREOF) AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO 12:01 A.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

----------------------------------------------------------------------------------------------------------------------
 PAYER'S NAME:
----------------------------------------------------------------------------------------------------------------------
                  PART 1--PLEASE PROVIDE YOUR TIN IN THE BOX AT        Social Security Number or Employer Identi-
 SUBSTITUTE       RIGHT AND CERTIFY BY SIGNING AND DATING              fication Number
 FORM W-9         BELOW.

 DEPARTMENT
OF THE
TREASURY
 INTERNAL
REVENUE
SERVICE
 PAYER'S
REQUEST FOR
TAXPAYER
 IDENTIFICATION
NUMBER ("TIN")
               ------------------------------------------------------------------------------------------------
                  PART 2--CERTIFICATIONS--Under penalties of perjury, I certify that:
                  (1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me) and

                  (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the "IRS")
                      that I am subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

                  CERTIFICATION INSTRUCTIONS -- You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you are subject to backup withholding, you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out such item (2).

                  THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS
                  DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

--------------------------------------------------------------------------------

 Signature                                     Date             PART 3
          ------------------------------------      ----------
 Name (please print)                                            Awaiting TIN [ ]
                    ------------------------------------------
 Address (please print)
                       ---------------------------------------
--------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9" FOR ADDITIONAL DETAILS.

                 YOU MUST COMPLETE THE FOLLOWING CERTIFICATION
            IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number. Moreover, I understand that during this 60-day period, 31% of all reportable payments made to me will be withheld commencing 7 business days after the payor receives this Certificate of Awaiting Taxpayer Identification Number and terminating on the date I provide a certified TIN to the payor.

Signature                                                   Date
         ------------------------------------------------       ------------
Name (please print)
                   ---------------------------------------------------------
Address (please print)
                      ------------------------------------------------------